Exhibit 4(b)


                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

     NUMBER                                                       NUMBER
 [             ]                                             [             ]
   COMMON STOCK                                             CUSIP  210476  10 7
 $1.00 PAR VALUE                            SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT








is the owner of
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             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $1.00 PAR VALUE PER SHARE,OF

     CONSUMAT ENVIRONMENTAL SYSTEMS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Corporation, each as from time to time amended,(copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.
      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
             Witness the facsimile seal of the Corporation and the
             facsimile signatures of its duly authorized officers.

        Dated:
[SEAL]
                /s/ Patricia B. Bradley                  /s/ Robert L. Massey
                -----------------------                 ---------------------
                Patricia B. Bradley                        Robert L. Massey
                                 Secretary                          President

COUNTERSIGNED AND REGISTERED
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                 TRANSFER AGENT
                                  AND REGISTRAR
By

                           AUTHORIZED SIGNATURE

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-as tenants in common            UNIF GIFT MIN ACT----------- Custodian ------------------
TEN ENT-as tenants by the entireties                       (Cust)                 (Minor)
JT TEN -as joint tenants with right of                       under Uniform Gifts to Minors
        surviorship and not as tenants
        in common                                        Act----------------------------
                                                                      (State)

    Additional abbreviations may also be used though not in the above list.



For Value Received,                    hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
[                                  ]
                                    -------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of the Common Stock represented by the within Certificate, and do hereby


--------------------------------------------------------------------------Shares
irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said shares on the books of the within named

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with full power of substitution in the premises.

Dated
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                                    NOTICE:  The signature to this assignment
                                    must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


       SIGNATURE(S) GURANTEED:
                              --------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GURANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),PURSUANT TO S.E.C. RULE 17Ad-15.